Supplement dated June 30, 2021

to the Following Products

Issued by

WRL Series Annuity Account

Transamerica Life Insurance Company

WRL Freedom Access®

WRL Freedom Bellwether SM

WRL Freedom Enhancer SM

Prospectus Dated May 1, 2008

WRL Freedom Variable Annuity

Prospectus Date May 1, 2009

WRL Freedom Attainer SM

Prospectus Dated May 1, 2019

WRL Freedom Conqueror SM

WRL Freedom Premier ®

WRL Freedom Wealth Creator ®

Prospectus Dated May 1, 2021

ALTERNATIVE LUMP SUM OFFER 3.0

For Eligible Owners Who Have The

GUARANTEED MINIMUM INCOME BENEFIT RIDER

For a limited time, the Company is making a new Alternative Lump Sum Offer (“ALSO 3.0”) available to Eligible Owners (defined below) of certain Transamerica variable annuity policies (each, an “Existing Policy”) and an in force Guaranteed Minimum Income Benefit rider (an “Eligible Rider”). In simple terms, ALSO 3.0 is an offer to buy you out of your Existing Policy in return for your full cash surrender value plus an additional amount called the “Enhancement Amount” (described below).

In order for you to accept ALSO 3.0, you must:

•	surrender your Existing Policy (a “Surrender”); or

•	exchange your Existing Policy for an annuity product (a “Replacement Policy”) issued by an unaffiliated company (an “Exchange”); and

•	we must receive the appropriate paperwork in good order in our administrative offices by the close of business of the New York Stock Exchange on October 29, 2021.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.

NO ACTION IS REQUIRED ON YOUR PART

You are not required to accept ALSO 3.0 or take any action. If you choose to not accept ALSO 3.0 or simply do not take any action, your Existing Policy and Eligible Rider will continue unchanged.

ALSO 3.0 is not intended for all policy owners, and may not be in your best interest. When you purchased your Existing Policy, you made a determination that the Eligible Rider was important to you based on your personal circumstances at that time. You should consider whether you no longer need or want the Existing Policy and Eligible Rider (and any other applicable riders), given your personal circumstances today and your future needs. In order to accept ALSO 3.0, you must give up your Existing Policy, including the guaranteed lifetime income provided by the Eligible Rider and any applicable death benefits, in return for your full cash surrender value plus an Enhancement Amount.

This offer may be beneficial to you if you no longer need or want the guarantee provided by the policy and rider. If you accept ALSO 3.0, we may gain a financial benefit because, for example, the capital reserves we hold against future adverse events in relation to your Existing Policy can be released upon the acceptance of the offer, and we will no longer bear the cost of hedging against market downturns.

What is The Alternative Lump Sum Offer 3.0 (ALSO 3.0)

If you are an Eligible Owner, and all conditions of ALSO 3.0 are satisfied, we will add to your cash surrender value under the Existing Policy an Enhancement Amount calculated using your cash surrender value as of June 30, 2021. The Enhancement Amount is based, in part, on actuarial estimates of reserve values, and takes into account our estimate of future claims potential, as well as market conditions, how many years you have left in your guarantee, and whether or not you have begun taking systematic withdrawals. It is possible that your Enhancement Amount could be zero. On the date we process your Surrender or Exchange in our Administrative Office (the “Transaction Date”), we will add the Enhancement Amount to your cash surrender value immediately before we process your Surrender or Exchange. Any applicable surrender charge or other deductions (such as a pro-rated rider fee, excess interest adjustment or annual service charge) under your Existing Policy would reduce the amount you receive under ALSO 3.0.

Who Qualifies for ALSO 3.0

ALSO 3.0 is available to owners of Existing Policies who meet all of the following conditions (“Eligible Owners”) on the date we process your Surrender or Exchange in our Administrative Office (the “Transaction Date”):

•	You must be the owner of an in force Existing Policy;

•	You must have an in force Eligible Rider under the Existing Policy;

•	You must not annuitized your Existing Policy or Eligible Rider

•	Your Existing Policy must not be part of an ERISA (Employee Retirement Income Security Act of 1974, as amended)-governed qualified plan (other than a SEP IRA or SIMPLE IRA); and

•	Policies reinstated after July 1, 2021 are not eligible for this offer.

Additionally, ALSO 3.0 may further be limited by the Company in its sole discretion if it is determined that offering ALSO 3.0 to other types of owners could create issues for owners or the Company under ERISA, the Internal Revenue Code, and/ or other applicable law.

How ALSO 3.0 Works

If all conditions of ALSO 3.0 are satisfied, we will process your Surrender or Exchange on the Transaction Date. We will add the Enhancement Amount to your cash surrender value immediately before we process your Surrender or Exchange. If you request a Surrender, the Enhancement Amount will be included as part of your surrender proceeds. If you request an Exchange, the Enhancement Amount will be included in the amount used to purchase your Replacement Policy with an unaffiliated insurance company.

The Transaction Date will not occur until all applicable requirements of ALSO 3.0 are satisfied. Additional requirements may apply if you elect an Exchange to a Replacement Policy. Transactions requested but not completed due to your failure to provide sufficient information, or for any other reason beyond the control of the Company, will not be eligible for ALSO 3.0. All Surrenders, Exchanges, and elections will be final. Once you have accepted ALSO 3.0, any exchange back to the Existing Policy will not be permitted.

How To Accept ALSO 3.0

If you decide you want to Surrender your Existing Policy and want us to send you a check for the cash surrender value plus the Enhancement Amount, simply contact your financial professional who can assist you with the necessary steps, or call us directly at 844-877-6903 weekdays, 9a.m. – 5:30 p.m. ET. To request a Surrender, you must also send us the Existing Policy (unless lost or destroyed). Partial surrenders and partial exchanges are not permitted under ALSO 3.0.

If you decide you want to Exchange your Existing Policy for another company’s annuity product, you should contact a financial representative for that company, return the Existing Policy to us (unless lost or destroyed), and return to us any forms provided to you by the other company that are necessary to complete this transaction.

You may call 844-877-6903 weekdays, 9 a.m. – 5:30 p.m. ET to determine your ALSO 3.0 Enhancement Amount. Please note that although the Enhancement Amount will not change for the duration of the offer, your cash surrender value may change due to market fluctuation or activity in your Existing Policy (such as withdrawals and premium additions).

Factors to Consider Before Accepting ALSO 3.0

The Company cannot recommend a course of action for you. Before accepting ALSO 3.0, please consider the following factors and discuss them with your financial professional and tax professional:

•

Consult your personal financial professional to discuss whether accepting ALSO 3.0 would be suitable for your financial, retirement, and insurance needs. After taking into account all these factors and your individual circumstances, and after consultation with your financial and tax professionals and potentially any beneficiaries named in the Existing Policy, you should independently determine that accepting ALSO 3.0 meets your needs.

•

If you accept ALSO 3.0, you will receive the cash surrender value plus the Enhancement Amount, which sum may be less than the amount you would have received during your lifetime under your Existing Policy and Eligible Rider had you kept your Existing Policy and Eligible Rider in force.

•

If you elect a Surrender or Exchange, any applicable surrender charge or other deductions (such as a pro-rated rider fee, excess interest adjustment or annual service charge) under your Existing Policy would reduce the amount you receive under ALSO 3.0. The amount you receive could be less than the policy value under your Existing Policy.

•

A major determinate of the value of your guarantee is whether your account value is above or below the income and death benefit guarantee levels. Account values above the guarantee reduce the likelihood a guarantee can be exercised and so lower its value, while account values below the guarantee increase the value of a guarantee to the policyholder.

•

A Surrender or Exchange will terminate your Existing Policy and all of its benefits. This means, for example, that if you accept ALSO 3.0 then you will lose the benefits of the Eligible Rider under the Existing Policy, and you may not be able to get these benefits back. Specifically, if you accept ALSO 3.0, then the amount you receive upon Surrender or Exchange of your Existing Policy (including the Enhancement Amount) may be less than the annuitization base under the Eligible Rider. Accordingly, you should not accept ALSO 3.0 if you intend to annuitize your Existing Policy using the benefits under the Eligible Rider.

•

Accepting ALSO 3.0 means you will lose the Existing Policy’s death benefit, and you may not be able to get this benefit back. The Existing Policy’s death benefit could be greater than the death benefit under a Replacement Policy and could be greater than the amount you receive from this offer.

•	If you are considering an Exchange, please remember that annuities are not all alike. You should carefully compare the features of your Existing Policy to those of a Replacement Policy.

•

You should also know that your financial professional may have a financial incentive to recommend an Exchange. You should contact your financial professional for information about the compensation he or she receives.

•

If you request an Exchange, please remember that the owner (and potentially the annuitant) under the Replacement Policy must be the same as under the Existing Policy. There may be surrender charges under a Replacement Policy.

•

A Surrender of the Existing Policy may be taxable to you. Generally, if you surrender your Existing Policy, you will be taxed on the amount that you receive that exceeds the “investment in the policy,” which is generally your premiums paid (adjusted for any prior withdrawals that were not taxable). The Enhancement Amount may be taxable income to you when withdrawn. A 10% additional tax also may apply to the taxable portion of the surrender if taken before age 59 1⁄2. The taxable portion of your surrender proceeds may also be subject to the Medicare surtax on investment income. You should consult your tax professional about the tax consequences of accepting ALSO 3.0.

ALSO 3.0 may not be available for all policies, all Existing Policies, in all states, at all times or through all financial intermediaries. The Company may suspend, modify, or terminate the terms of ALSO 3.0, including the Enhancement Amount, at any time prior to the receipt of your acceptance in good order. In the future, we may make new, additional, or modified offers with different terms that may be more or less favorable to you than the terms described herein.